                                                                   EXHIBIT 10.13



                AMENDMENT NO. 1 TO NOMINEE SHAREHOLDER AGREEMENT



    This Amendment No. 1 ("Amendment No. 1") is made and entered into as of December 23, 1996, by and among:



    (i) Aramex International, Limited (d/b/a Aramex International Ltd.), a company duly organized and existing under and by virtue of the laws of Hong Kong and having its registered office at Room 1021 Sun Hung Kai Center, 30 Harbour Road, Hong Kong ("Aramex Hong Kong");



    (ii) Aramex International Limited, a company duly organized and existing under the laws of Bermuda and having its registered office at Clarendon House, 2 Church Street, Hamilton HM 11, Bermuda, or its successor in interest ("Aramex Bermuda"), and the parent company of Aramex Hong Kong;



    (iii) Arab American Express Company Ltd. (previously referred to in the Agreement as Arab American International Express Company (Aramex) Limited); and



    (iv) Ms. Raghida Ali Ghandour whose address is at P.O. Box 3371 Amman 11181 Jordan ("Ms. Ghandour").



                                   WITNESSETH



    WHEREAS, certain of the parties hereto entered into a Nominee Shareholder Agreement dated January 1995 (the "Agreement") and the parties hereto now hereby agree to modify the provisions of the Agreement by this Amendment No. 1. All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Agreement;



    WHEREAS, Aramex Bermuda now holds all the voting capital stock of Aramex Hong Kong and Aramex Hong Kong intends to transfer to Aramex Bermuda all its right, title and interest to the Shares and all of its rights and obligations under the Agreement;



    WHEREAS, Aramex Bermuda accepts the transfer by Aramex Hong Kong of all its right, title and interest to the Shares and all of its rights and obligations under the Agreement, and the other parties hereto agree to such transfer and to the other provisions contained herein.



    NOW, THEREFORE, in consideration of the premises and other benefits to the parties hereto, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby covenant and agree to amend the Agreement in the following respects only:



    1. ASSIGNMENT OF INTEREST IN SHARES. Aramex Hong Kong hereby assigns all of its right, title and interest in and to the Shares to Aramex Bermuda, and Aramex Bermuda hereby accepts such assignment; PROVIDED, that Ms. Ghandour shall hold the Shares in her name as the record owner on behalf of and for the benefit of Aramex Bermuda as its agent and nominee as provided in this Agreement. It is understood and agreed by all the parties hereto that Aramex Bermuda will participate in all the profits, losses and other distributions, and the assets and liabilities, of the Company as fully as if Aramex Bermuda were named as the record holder of the Shares. All references to ARAMEX in the Nominee Shareholders Agreement, as amended hereby, shall hereinafter mean Aramex Bermuda. All references to the Company shall mean Arab American Express Company Ltd.



    2. ACTIONS TAKEN AT DIRECTION OF ARAMEX BERMUDA. Without limiting the generality of the foregoing, Ms. Ghandour shall not sell, transfer or assign the Shares or any interest therein to any third party, nor take any other action as the record holder of the Shares, without the prior written consent or direction of Aramex Bermuda in each case.

    3. EXCLUSIVE ASSIGNMENT. Ms. Ghandour represents and warrants to Aramex Bermuda that this assignment is exclusive and made solely to Aramex Bermuda, and no interest of his in the Shares has been (other than as previously provided to Aramex Hong Kong and terminated hereby) or will be granted to any other person or entity at any time.



    4. TRANSFER OF SHARES TO NEW ARAMEX BERMUDA NOMINEE. If Ms. Ghandour shall at any time fail to be a member of the Board of Directors of Aramex Bermuda and a ten percent (10%) or greater shareholder of Aramex Bermuda or, if Aramex Bermuda shall so request for any reason and at any time, Ms. Ghandour (or his estate) and the Company shall immediately cause record ownership of all of the Shares to be transferred to such person or persons as Aramex Bermuda shall direct.



    5. INDEMNITY OF MS. GHANDOUR BY ARAMEX BERMUDA. Aramex Bermuda shall indemnify and hold Ms. Ghandour and his assets harmless from and against any and all present and future, known and unknown, claims, liabilities, obligations, losses and damages arising out of or in connection with the execution, delivery and performance of this Agreement or the record ownership of the Shares by him and any action taken, or not taken, in the performance of his obligations under or in connection with this Agreement or as record owner of the Shares, including, without limitation, any errors or omissions by him in any decision by him to vote or not to vote the Shares, or to consent or not to consent, for, against or with respect to any particular matter, proposal or nominee.



    6. EFFECT OF THIS AMENDMENT. Except as otherwise specifically amended herein, the terms of the Agreement are hereby restated and confirmed. References in the Agreement to "this Agreement" shall hereinafter refer to the Agreement as amended by this Amendment No. 1.



    7. SUCCESSORS. This Agreement shall be binding on and inure to the benefit of each of the undersigned and their respective successors and assigns.



    8. AMENDMENTS. This Agreement may be amended only by a writing signed by the party against whom or against whose successors and assigns enforcement of such amendment is sought.



    9. PARTIAL INVALIDITY. If any term or provision of this Agreement shall be held invalid or unenforceable, the remainder hereof shall not be affected thereby but shall remain valid and enforceable.



    10. TERM. The term of this Agreement shall be perpetual unless terminated earlier (i) by Aramex Bermuda which at any time, in its sole discretion, may appoint a successor nominee to Ms. Ghandour, (ii) by written agreement of the parties hereto, or (iii) by Ms. Ghandour upon 30 days prior written notice to Aramex Bermuda and the appointment of a successor nominee by Aramex Bermuda. In the case of clause (iii), Aramex Bermuda agrees to appoint a successor nominee to Ms. Ghandour as promptly as practicable after receipt of notice from Ms. Ghandour.



    11. FURTHER DOCUMENTS. The parties hereto agree to execute such further documents as may reasonably be required to carry out the purpose and intent hereof.



    12. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of The Kingdom of Jordan.

    The parties hereto have caused this Agreement to be executed and delivered as of the date first above written.



For and on behalf of                           For and on behalf of
Ms. RAGHIDA GHANDOUR                           ARAMEX INTERNATIONAL LIMITED
/s/ RAGHIDA GHANDOUR                           a Bermuda Company
--------------------------------------------

                                               /s/ WILLIAM KINGSON
                                               By: ----------------------------------------
                                               Title: --------------------------------------

For and on behalf of                           For and on behalf of
ARAB AMERICAN                                  ARAMEX INTERNATIONAL, LIMITED
EXPRESS COMPANY LTD.                           a Hong Kong company
a Jordanian company

By: /s/ FADI GHANDOUR                          By: /s/ HAZEM MALHAS
   ----------------------------------------    -----------------------------------------
Title: President and CEO                       Title: COO
--------------------------------------         --------------------------------------

                AMENDMENT NO. 1 TO NOMINEE SHAREHOLDER AGREEMENT



    This Amendment No. 1 ("Amendment No. 1") is made and entered into as of December 23, 1996, by and among:



    (i) Aramex International, Limited (d/b/a Aramex International Ltd.), a company duly organized and existing under and by virtue of the laws of Hong Kong and having its registered office at Room 1021 Sun Hung Kai Center, 30 Harbour Road, Hong Kong ("Aramex Hong Kong");



    (ii) Aramex International Limited, a company duly organized and existing under the laws of Bermuda and having its registered office at Clarendon House, 2 Church Street, Hamilton HM 11, Bermuda, or its successor in interest ("Aramex Bermuda"), and the parent company of Aramex Hong Kong;



    (iii) Arab American Express Company Ltd. (previously referred to in the Agreement as Arab American International Express Company (Aramex) Limited); and



    (iv) Mr. Fadi Ali Ghandour whose address is at P.O. Box 3371 Amman 11181 Jordan ("Mr. Ghandour").



                                   WITNESSETH



    WHEREAS, certain of the parties hereto entered into a Nominee Shareholder Agreement dated January 1995 (the "Agreement") and the parties hereto now hereby agree to modify the provisions of the Agreement by this Amendment No. 1. All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Agreement;



    WHEREAS, Aramex Bermuda now holds all the voting capital stock of Aramex Hong Kong and Aramex Hong Kong intends to transfer to Aramex Bermuda all its right, title and interest to the Shares and all of its rights and obligations under the Agreement;



    WHEREAS, Aramex Bermuda accepts the transfer by Aramex Hong Kong of all its right, title and interest to the Shares and all of its rights and obligations under the Agreement, and the other parties hereto agree to such transfer and to the other provisions contained herein.



    NOW, THEREFORE, in consideration of the premises and other benefits to the parties hereto, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby covenant and agree to amend the Agreement in the following respects only:



    1. ASSIGNMENT OF INTEREST IN SHARES. Aramex Hong Kong hereby assigns all of its right, title and interest in and to the Shares to Aramex Bermuda, and Aramex Bermuda hereby accepts such assignment; PROVIDED, that Mr. Ghandour shall hold the Shares in his name as the record owner on behalf of and for the benefit of Aramex Bermuda as its agent and nominee as provided in this Agreement. It is understood and agreed by all the parties hereto that Aramex Bermuda will participate in all the profits, losses and other distributions, and the assets and liabilities, of the Company as fully as if Aramex Bermuda were named as the record holder of the Shares. All references to ARAMEX in the Nominee Shareholders Agreement, as amended hereby, shall hereinafter mean Aramex Bermuda. All references to the Company shall mean Arab American Express Company Ltd.



    2. ACTIONS TAKEN AT DIRECTION OF ARAMEX BERMUDA. Without limiting the generality of the foregoing, Mr. Ghandour shall not sell, transfer or assign the Shares or any interest therein to any third party, nor take any other action as the record holder of the Shares, without the prior written consent or direction of Aramex Bermuda in each case.



    3. EXCLUSIVE ASSIGNMENT. Mr. Ghandour represents and warrants to Aramex Bermuda that this assignment is exclusive and made solely to Aramex Bermuda, and no interest of his in the Shares has been

(other than as previously provided to Aramex Hong Kong and terminated hereby) or will be granted to any other person or entity at any time.



    4. TRANSFER OF SHARES TO NEW ARAMEX BERMUDA NOMINEE. If Mr. Ghandour shall at any time fail to be a member of the Board of Directors of Aramex Bermuda and a ten percent (10%) or greater shareholder of Aramex Bermuda or, if Aramex Bermuda shall so request for any reason and at any time, Mr. Ghandour (or his estate) and the Company shall immediately cause record ownership of all of the Shares to be transferred to such person or persons as Aramex Bermuda shall direct.



    5. INDEMNITY OF MR. GHANDOUR BY ARAMEX BERMUDA. Aramex Bermuda shall indemnify and hold Mr. Ghandour and his assets harmless from and against any and all present and future, known and unknown, claims, liabilities, obligations, losses and damages arising out of or in connection with the execution, delivery and performance of this Agreement or the record ownership of the Shares by him and any action taken, or not taken, in the performance of his obligations under or in connection with this Agreement or as record owner of the Shares, including, without limitation, any errors or omissions by him in any decision by him to vote or not to vote the Shares, or to consent or not to consent, for, against or with respect to any particular matter, proposal or nominee.



    6. EFFECT OF THIS AMENDMENT. Except as otherwise specifically amended herein, the terms of the Agreement are hereby restated and confirmed. References in the Agreement to "this Agreement" shall hereinafter refer to the Agreement as amended by this Amendment No. 1.



    7. SUCCESSORS. This Agreement shall be binding on and inure to the benefit of each of the undersigned and their respective successors and assigns.



    8. AMENDMENTS. This Agreement may be amended only by a writing signed by the party against whom or against whose successors and assigns enforcement of such amendment is sought.



    9. PARTIAL INVALIDITY. If any term or provision of this Agreement shall be held invalid or unenforceable, the remainder hereof shall not be affected thereby but shall remain valid and enforceable.



    10. TERM. The term of this Agreement shall be perpetual unless terminated earlier (i) by Aramex Bermuda which at any time, in its sole discretion, may appoint a successor nominee to Mr. Ghandour, (ii) by written agreement of the parties hereto, or (iii) by Mr. Ghandour upon 30 days prior written notice to Aramex Bermuda and the appointment of a successor nominee by Aramex Bermuda. In the case of clause (iii), Aramex Bermuda agrees to appoint a successor nominee to Mr. Ghandour as promptly as practicable after receipt of notice from Mr. Ghandour.



    11. FURTHER DOCUMENTS. The parties hereto agree to execute such further documents as may reasonably be required to carry out the purpose and intent hereof.



    12. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of The Kingdom of Jordan.

    The parties hereto have caused this Agreement to be executed and delivered as of the date first above written.



For and on behalf of                           For and on behalf of
Mr. FADI GHANDOUR                              ARAMEX INTERNATIONAL LIMITED
/s/ FADI GHANDOUR                              a Bermuda Company
--------------------------------------------

                                               /s/ WILLIAM KINGSON
                                               By: ----------------------------------------
                                               Title: --------------------------------------

For and on behalf of                           For and on behalf of
ARAB AMERICAN                                  ARAMEX INTERNATIONAL, LIMITED
EXPRESS COMPANY LTD.                           a Hong Kong company
a Jordanian company

By: /s/ FADI GHANDOUR                          By: /s/ HAZEM MALHAS
   ----------------------------------------    -----------------------------------------
Title: President and CEO                       Title: COO
--------------------------------------         --------------------------------------